UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2026
________________________
ZAI LAB LIMITED
(Exact name of registrant as specified in its charter)
________________________

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

899 Halei Road Building B, Pudong Shanghai, China	201203
314 Main Street 4th Floor, Suite 100 Cambridge, MA, USA	02142
(Address of principal executive offices)	(Zip Code)
+86 21 6163 2588
+1 857 706 2604
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 Ordinary Shares, par value $0.000006 per share	ZLAB	The Nasdaq Global Market
Ordinary Shares, par value $0.000006 per share*	9688	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 22, 2026, Zai Lab Limited (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors named therein (each, an “Investor” and collectively, the “Investors”), relating to the sale to the Investors of 11,340,000 American depositary shares of the Company (“ADSs”), each representing ten ordinary shares of the Company with a par value of $0.000006 per share, at an offering price of $22.04 per ADS in a private placement transaction (the “Private Placement”).

The Company expects to receive proceeds from the Private Placement of approximately $250 million before deducting placement agent fees and other expenses. The Company intends to use the net proceeds from the Private Placement to fund the development of pipeline assets and for working capital and other general corporate purposes.

The closing of the Private Placement (the “PIPE Closing”) is expected to take place on or about October 27, 2026, subject to the satisfaction of customary closing conditions.

The Securities Purchase Agreement contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Securities Purchase Agreement. Such representations, warranties and covenants (i) are intended as a way of allocating risk between the parties to the Securities Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by investors in the Company. Accordingly, the Securities Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction and not to provide investors with any other factual information regarding the Company. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Registration Rights Agreement

In connection with the Private Placement, on October 22, 2026, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company will prepare and file, within 15 days of the PIPE Closing and subject to certain allowable delays, an initial registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the ADSs sold in the Private Placement. The Company has granted the Investors customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, forms of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure regarding the securities to be sold and issued under the Securities Purchase Agreement set forth under Item 1.01 of this report is incorporated by reference under this Item 3.02.

The securities described above under Item 1.01 have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Company is relying on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Regulation D thereunder. Each of the Investors provided representations appropriate for a private placement of securities. Restrictive legends will be affixed to the securities issued in the Private Placement.

Item 7.01 Regulation FD Disclosure.

On October 23, 2026, the Company published an updated corporate presentation. A copy of this presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 22, 2026, the Company issued a press release announcing the Private Placement. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated October 22, 2026, by and among the Company and the Investors
10.2	Registration Rights Agreement, dated October 22, 2026, by and among the Company and the Investors
99.1	Corporate Presentation
99.2	Pricing Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

Date: October 23, 2026	By:	/s/ Yajing Chen
Yajing Chen
Chief Financial Officer